RYDEX VARIABLE TRUST

ELECTRONICS FUND

Supplement dated March 1, 2013 to the currently effective Summary Prospectus, Statutory

Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2012, as supplemented from time to time.

This supplement provides new and additional information beyond that contained in the currently effective prospectuses and SAI for the Fund listed above and should be read in conjunction with those prospectuses and SAI.

On November 19, 2012, the Board of Trustees of Rydex Variable Trust approved a reverse share split of the issued and outstanding shares of the Electronics Fund (the “Fund”) pursuant to which shareholders will receive one share in exchange for every ten shares of the Fund they currently own.

The reverse share split is scheduled to occur after the close of markets on or after April 5, 2013. The shares of the Fund will be offered on a split-adjusted basis on or after April 8, 2013.

The reverse share split will have the effect of reducing the number of the Fund’s issued and outstanding shares and proportionately increasing the net asset value (“NAV”) per share of the Fund. The market value of the Fund’s issued and outstanding shares will remain the same. The reverse share split provides shareholders of the Fund with fewer shares of the Fund, but the value of a shareholder’s investment in the Fund will not change as a result of the reverse share split. In addition, the reverse share split will not affect any shareholder’s rights, preferences or privileges associated with the Fund’s issued and outstanding shares. The table below illustrates the effect of a hypothetical one for ten reverse share split on a shareholder’s investment:

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Reverse Share Split	100	$5.00	$500
Post-Reverse Share Split	10	$50.00	$500

Please retain this supplement for future reference.

RVTSPLIT-SUP